UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/01/2011

Knoll, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-12907

Delaware	13-3873847
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1235 Water Street, East Greenville, Pennsylvania 18041
(Address of principal executive offices, including zip code)

(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 1, 2011, Knoll, Inc. (the "Company") approved 2012 non-equity incentive awards for the executive officers listed below in the form attached as Exhibit 10.1 to this Current Report on Form 8-K. The dollar amounts specified for each executive officer listed below are the target incentive payments that would be paid in 2013 based upon 2012 performance. The Compensation Committee of the Company's Board of Directors, however, may exercise discretion in adjusting any award up or down based on factors deemed appropriate by the Compensation Committee or the Board of Directors. The Company also determined that the base salaries for these officers will remain unchanged for 2012.

Andrew B. Cogan, Chief Executive Officer - $800,000
Lynn M. Utter, President and Chief Operating Officer, Knoll North America - $500,000
Barry L. McCabe, Executive Vice President and Chief Financial Officer - $295,000
Benjamin A. Pardo, Executive Vice President-Director of Design - $250,000

Item 7.01.    Regulation FD Disclosure

(1) Trading Plan. On December 2, 2011, Barry L. McCabe, Chief Financial Officer of the Company, adopted a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, providing for the exercise and sale of up to 25,000 stock options and for the sale of up to 45,000 shares of the Company's common stock. The plan takes effect on January 2, 2012 and terminates when the limits are reached or on January 31, 2013, whichever occurs first, or at the stockholder's election following three days notice.

(2) Investor Presentation. The Company's Chief Executive Officer, Andrew B. Cogan, and Executive Vice President and Chief Financial Officer, Barry L. McCabe, will meet with certain stockholders and investors during the remainder of 2011. The materials used in connection with these meetings will be posted on Knoll's website at www.knoll.com under the heading "Fourth Quarter 2011 Investor Presentation."

Item 8.01.    Other Events

On December 1, 2011, the Company's Board of Directors approved an amendment to the Knoll, Inc. Non-Employee Director Compensation Plan which, effective January 1, 2012, removes the $2,500 meeting fee previously paid to non-employee directors for attendance at meetings of the Board of Directors and increases the size of the annual grant of restricted shares for non-employee directors from $50,000 to $60,000.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1 - Form of Non-Equity Incentive Compensation Target Letter, dated December 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: December 07, 2011	By:	/s/ Michael A. Pollner
Michael A. Pollner
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-10.1	Form of Non-Equity Incentive Compensation Target Letter, dated December 1, 2011